                                                                   EXHIBIT 10.3

                    DATED AS OF THE 2ND DAY OF DECEMBER, 1998

BETWEEN:

                   YORK REGION e-PROPERTY LIMITED PARTNERSHIP

                                     - AND -

                                PLANET TODAY INC.

              ----------------------------------------------------


                          MANAGEMENT SERVICES AGREEMENT


              ----------------------------------------------------


                                  FRASER MILNER
                             BARRISTERS & SOLICITORS
                             1 FIRST CANADIAN PLACE
                              100 KING STREET WEST
                                TORONTO, ONTARIO
                                     M5X 1B2

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                 INTERPRETATION
SECTION 1.1     - Definitions .......................................................................1
SECTION 1.2     - Interpretation Not Affected by Headings, etc. .....................................5
SECTION 1.3     - Severability ......................................................................5
SECTION 1.4     - Governing Law .....................................................................5

                                    ARTICLE 2
                           APPOINTMENT OF THE MANAGER

SECTION 2.1     - Representation ....................................................................6
SECTION 2.2     - Appointment of Manager ............................................................6

                                    ARTICLE 3
                       DUTIES AND AUTHORITY OF THE MANAGER

SECTION 3.1     - Management Services ...............................................................6
SECTION 3.2     - Approvals .........................................................................7
SECTION 3.3     - Employees and Consultants .........................................................7
SECTION 3.4     - Failure to Comply .................................................................7
SECTION 3.5     - Authority .........................................................................7
SECTION 3.6     - Co-operation of Manager Being Replaced ............................................7
SECTION 3.7     - General ...........................................................................8

                                    ARTICLE 4
                           RECORDS, BUDGETS, ACCOUNTS

SECTION 4.1     - Records and Rights of Examination .................................................8
SECTION 4.2     - Furnish Information to Accountants ................................................8
SECTION 4.3     - Budgets and Reports ...............................................................8
SECTION 4.4     - Accounting ........................................................................9
SECTION 4.5     - Billings ..........................................................................9
SECTION 4.6     - Banking ...........................................................................9
SECTION 4.7     - Reporting and Communication .......................................................9

                                    ARTICLE 5
                  COLLECTION AND DISBURSEMENT OF GROSS REVENUE

SECTION 5.1     - Gross Revenue ....................................................................10
SECTION 5.2     - Disbursement of Gross Revenue ....................................................10
SECTION 5.3     - Report to the Owner ..............................................................10
SECTION 5.4     - Revenue Deficiencies .............................................................11

                                                                             ii.


                                    ARTICLE 6
                                FEES AND EXPENSES
SECTION 6.1     - Management Fee ...................................................................11
SECTION 6.2     - Expenses .........................................................................11
SECTION 6.3     - Overhead .........................................................................12
SECTION 6.4     - No Duplication ...................................................................12

                                    ARTICLE 7
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 7.1     - Representations and Warranties of Owner and General Partner ......................12
SECTION 7.2     - Representations and Warranties of the Manager ....................................12
SECTION 7.3     - Manager an Independent Contractor ................................................13
SECTION 7.4     - Indemnity by the Owner ...........................................................13
SECTION 7.5     - Indemnity by Manager .............................................................13
SECTION 7.6     - Standard, Unavoidable Delay ......................................................13
SECTION 7.7     - Confidentiality ..................................................................14

                                    ARTICLE 8
                                 OWNER'S CONTROL

SECTION 8.1     - General Control of the Owner .....................................................14
SECTION 8.2     - Specific Approvals ...............................................................14

                                    ARTICLE 9
                              TERM AND TERMINATION

SECTION 9.1     - Initial Term .....................................................................15
SECTION 9.2     - Renewal ..........................................................................15
SECTION 9.3     - Termination by the Owner .........................................................15
SECTION 9.4     - Termination by Manager For Default by the Owner ..................................15
SECTION 9.5     - Delivery of Records ..............................................................16
SECTION 9.6     - Effect of Continued Performance ..................................................16
SECTION 9.7     - Duties Flowing From Termination ..................................................16
SECTION 9.8     - Rights on Termination ............................................................16

                                   ARTICLE 10
                             RESOLUTION OF DISPUTES

SECTION 10.1    - Arbitration ......................................................................17
SECTION 10.2    - Specific Performance .............................................................17

                                   ARTICLE 11
                                     GENERAL

SECTION 11.1    - Notices ..........................................................................17
SECTION 11.2    - Waiver ...........................................................................18

                                                                            iii.


SECTION 11.3    - Amendments .......................................................................18
SECTION 11.4    - Further Assurances ...............................................................19
SECTION 11.5    - Entire Agreement .................................................................19
SECTION 11.6    - No Assignments ...................................................................19
SECTION 11.7    - Successors and Assigns ...........................................................19

                                   ARTICLE 12
                                    EXECUTION

SECTION 12.1    - Execution ........................................................................20

                              MANAGEMENT AGREEMENT

      THIS AGREEMENT dated as of the 2nd day of December, 1998

B E T W E E N:

                    YORK REGION e-PROPERTY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario by its general partner, York Region e-Property Services Corporation, a corporation incorporated under the laws of the Province of Ontario, (hereinafter referred to as the "Owner")

                                                               OF THE FIRST PART

                    - and -

                    PLANET TODAY INC., a corporation incorporated under the laws of the Province of Ontario, (hereinafter referred to as the "Manager")

                                                              OF THE SECOND PART

WITNESSETH THAT:

             WHEREAS the Owner has acquired or will acquire pursuant to a Technology Access Licence and Support Services Agreement dated December 31, 1998 between the Owner and Planet America Inc. (the "Licence Agreement") the non-exclusive licence to use and apply the e-Property Technology within the Territory; such that the Owner will conduct thereafter a business (hereinafter called the "Business") of developing, operating and marketing those Initial Technologies;

             AND WHEREAS the Owner and the Manager also desire to enter into certain arrangements for the Manager to provide certain administrative services to the Business as hereinafter set out for and in consideration of the fees payable by the Owner to the Manager.

             NOW THEREFORE in consideration of the premises, covenants and agreements set forth herein and of the sum of FIVE ($5.00) DOLLARS now paid by each party to the other and of other good and valuable consideration, the receipt and sufficiency of which each party hereby acknowledges, the parties hereby covenant and agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

SECTION 1.1 - DEFINITIONS

             In this Agreement, unless there is something in the subject matter or context inconsistent therewith:

                                                                              2.

"ACCOUNTANTS" means such certified public accountants or independent chartered accountants as may be appointed annually by the Owner;

"ACCOUNTING PERIOD" means the period of twelve months ending on the last day of December in each calendar year, except that the first Accounting Period under this Agreement shall be the period from the date of commencement of the Initial Term to the next ensuing December 31;

"AFFILIATE" has the meaning ascribed thereto in the Securities Act (Ontario);

"AGREEMENT", "this Agreement", "the Agreement", "hereto", "hereof", "herein", "hereby", "hereunder" and similar expressions mean to refer to this Agreement as amended from time to time and any agreement or instrument supplemental or ancillary hereto or in implementation hereof and the expressions "Article", "Section", "Subsection", "Paragraph" and "Subparagraph" followed by a number or letter without further qualification mean and refer to the specified Article, Section, Subsection, Paragraph or Subparagraph of this Agreement;

"APPLICABLE LAW" means, with respect to any Person, property, transaction, event or other matter, any law, rule, statute, regulation, order, judgment, decree, treaty or other requirement having the force of law (collectively the "Law") relating or applicable to such Person, property, transaction, event or other matter. Applicable Law also includes, where appropriate, any interpretation of the Law (or any part thereof) by any Person having jurisdiction over it, or charged with its administration or interpretation;

"APPROVED BUDGET" means a budget Approved by the Owner pursuant to Section 4.3;

"APPROVED BY THE OWNER" means the approval in writing given by the General Partner of the Owner to the Manager in connection with the subject request or item to be approved;

"BUSINESS" means the development, marketing, use, operation and/or licencing of Internet-based information utilities which have the ability to host a full range of interactive services to enable individuals, community groups and local businesses, governments and associations within the Regional Municipality of York, Canada to, among other things, share information and conduct e-commerce and e-business transactions for the purpose of earning income, and all activities incidental thereto.

"BUSINESS DAY" means a day which is neither a Saturday, Sunday nor a day observed as a holiday under the laws of the Province of Ontario or the federal laws of Canada; and "Business Days" means more than one Business Day;

"CAPITAL EXPENDITURES" means expenditures of a capital nature relating to the Business according to generally accepted accounting principles, consistently applied;

"DISTRIBUTABLE CASH" shall have the meaning attributed thereto in the Limited Partnership Agreement;

"e-PROPERTY TECHNOLOGY" means the computer-based software system and facility developed and owned by Planet America called "e-Property (TM)" which creates a shared electronic platform that is capable of hosting a full range of interactive services, including collaborative information and file-sharing, e-commerce and e-business transactions, relationship-building and permission marketing and messaging between individuals, groups, businesses, governments, associations and other organizations, all as more particularly described in the Licence Agreement;

                                                                              3.

"EVENT OF DEFAULT" means, in the case of the Manager:

      (i) a material breach by the Manager to a material tern if this Agreement, including without limitation, the failure of the Manager to perform or the improper performance by the Manager in any material respect of any one or more of its duties or its obligations under this Agreement; or

      (ii) a breach by the Manager of any trust or fiduciary duty created by this Agreement for funds received by it or the Manager's refusal to account for such funds,

and means, in the case of the Owner, the failure of the Owner to perform its duties and discharge its obligations in any material respect under this Agreement;

"EVENT OF INSOLVENCY" means, with respect to the Manager, the occurrence of any one of the following events:

      (i) if the Manager, other than in connection with a bona fide corporate reorganization, is wound up, dissolved, liquidated, or becomes subject to the provisions of the Winding Up Act (Canada) as amended or re-enacted from time to time, or has its existence terminated unless such existence is immediately reinstated or has any resolution passed therefor or makes a general assignment for the benefit of its creditors or a proposal under the Bankruptcy and Insolvency Act (Canada) as amended or re-enacted from time to time, or is adjudged bankrupt or insolvent; or if it proposes a compromise or arrangement under the Companies' Creditors Arrangement Act (Canada) as amended or re-enacted from time to time, or files any petition or answer seeking any reorganization, arrangement, composition, re-adjustment, liquidation, or similar relief for itself under any present or future law relating to bankruptcy, insolvency, or other relief for or against debtors generally; or

      (ii) if a court of competent jurisdiction enters an order, judgment or decree approving a petition filed with respect to the Manager seeking any reorganization, arrangement, composition, re-adjustment, liquidation, dissolution, winding up, termination of existence, declaration of bankruptcy or insolvency or similar relief under any present or future law relating to bankruptcy, insolvency or other relief for or against debtors generally, and such order, judgment or decree remains unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive) from the day of entry thereof; or if any trustee in bankruptcy, receiver, receiver and manager, liquidator or any other officer with similar powers is appointed, whether privately or judicially, with the consent or acquiescence of the Manager or such appointment remains unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive); or

      (iii)  if the Manager shall be or become insolvent;

"FIRST PROMISSORY NOTE" shall have the meaning attributed thereto in the Offering Memorandum;

"GENERAL PARTNER" means York Region e-Property Inc.;

"GROSS REVENUE" shall mean the aggregate of all revenues from all sources from the operation of the Business before deducting any cost or expense, as determined on an accrual basis in accordance with generally accepted accounting principles, consistently applied, including, without restriction, interest on

                                                                              4.

deposits and any funds received from the disposition of any assets forming part of the Business or any other receipt of a capital nature in accordance with generally accepted accounting principles;

"INITIAL TERM" means the initial term of this Agreement as defined in Section
9.1;

"LAW SITE" means a community-based or geographically-based local area Internet website created and supported by the e-Property Technology;

"LICENCE AGREEMENT" means the Technology Licence and Services Agreement dated as of December 31, 1998 between the Owner, the Manager and Planet America Inc.

"LIMITED PARTNERS" means the limited partners of the Owner;

"LIMITED PARTNERSHIP AGREEMENT" means the Amended and Restated Limited Partnership Agreement dated December 1, 1998, respecting the Owner;

"MANAGEMENT FEE" shall mean the fee payable by the Owner to the Manager as provided in Section 6.1;

"MANAGEMENT SERVICES" means the provision of administrative assistance to the Owner by the Manager in connection with the Business, as provided at Article 3 hereof;

"MANAGER" means Planet Today Inc. or an Affiliate or permitted assign thereof;

"MORTGAGE" means present or future charges, mortgages, liens or other encumbrances, if any, in or on the Property or any part thereof as may be Approved by the Owner;

"NET REVENUE" shall have the meaning attributed thereto in the Limited Partnership Agreement;

"NOTICE OF COMPLAINT" means a notice of complaint given in accordance with the provisions of either of Sections 9.3 or 9.4;

"NOTICE OF TERMINATION" means a notice of termination given in accordance with the provisions of either of Sections 9.3 or 9.4;

"OFFERING" means the offering of limited partnership units of the Owner on December 2, 1998, pursuant to the Offering Memorandum;

"OFFERING MEMORANDUM" means the Confidential Offering Memorandum of the Owner dated December 2, 1998 as such may be amended from time to time;

"OPERATING EXPENSES" shall have the meaning attributed thereto in the Limited Partnership Agreement;

"OTHER CONTRACTS" means all contracts entered into or assumed by the Owner, or the Manager on behalf of the Owner, in respect of the Business pursuant to an Approved Budget or as otherwise Approved by the Owner;

"OWNER" means York Region e-Property Limited Partnership, a limited partnership formed under the laws of the Province of Ontario, as the owner of the Business, and any successors in title thereto;

"PERSON" means an individual, a partnership, a corporation, a government or any department or agency thereof, a trustee, any unincorporated organization and the heirs, executors, administrators or legal representatives of an individual;

                                                                              5.

"PROPERTY" means all undertaking, property and assets of any form or of any nature whatsoever, now or hereafter owned by the Owner and used in connection with, in respect of or relating to, in any way or in any manner whatsoever, the Business;

"RENEWAL TERMS" means any renewal of the Initial Term of this Agreement or of subsequent renewal terms as provided at Section 9.2 hereof;

"SECOND PROMISSORY NOTES" shall have the meaning attributed thereto in the Offering Memorandum;

"TERM" means the Initial Term hereof together with any Renewal Terms;

"UNAVOIDABLE DELAY" means any condition or cause beyond the reasonable control of the Manager, in its capacity as Manager under this Agreement, if the Manager is acting in good faith and in a reasonable manner with respect to such condition or cause but shall not include any inability to perform because of any financial condition of the Manager or any lack of funds other than a lack of funds caused by a failure of the Owner to pay the Manager an amount properly due, or because of a failure of the Owner to respond to a request for any approval required under this Agreement; and

"UNITS" means the limited partnership units of the Owner which are owned by the Limited Partners.

SECTION 1.2 - INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

             Grammatical variations of any terms defined herein have similar meanings; words importing the singular number shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders. The division of this Agreement into separate Articles, Sections, Subsections, Paragraphs and Subparagraphs, the provision of a table of contents, and the insertion of headings and marginal notes and references are for convenience only and shall not affect the construction or interpretation of this Agreement.

SECTION 1.3 - SEVERABILITY

             If any covenant, obligation or agreement of this Agreement, or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such covenant, obligation or agreement to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each covenant, obligation and agreement of this Agreement shall be separately valid and enforceable to the fullest extent permitted by law.

SECTION 1.4 - GOVERNING LAW

             This Agreement shall be governed by and construed in accordance with the laws of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

                                                                              6.


                                    ARTICLE 2
                           APPOINTMENT OF THE MANAGER

SECTION 2.1 - REPRESENTATION

              The Manager represents to and covenants with the Owner that it has and that it will continue to have the facilities, personnel and expertise to provide to the Owner the functions and services herein set forth in a competent and efficient manner, in keeping with the then current industry standards applicable to the Business.

SECTION 2.2 - APPOINTMENT OF MANAGER

              Relying on the foregoing representation and covenant, the Owner hereby appoints and retains the Manager to carry out those certain services as provided in Article 3 hereof related to the Business and as the Owner may otherwise direct, from time to time, on the terms and conditions and for the remuneration provided in this Agreement. The Manager accepts such appointment and covenants and agrees with the Owner that, subject to the terms and conditions hereof, it shall manage the Business, and shall, without limitation, perform the services set forth in Article 3 for the Term, subject to earlier termination pursuant to the provisions of this Agreement.

                                    ARTICLE 3
                       DUTIES AND AUTHORITY OF THE MANAGER

SECTION 3.1 - MANAGEMENT SERVICES

              The Manager, subject to and in accordance with the provisions of this Agreement, shall, from and after the date hereof, perform the following services for the benefit of the Owner:

       (a) make and carry out all administrative decisions as required in connection with the operation of the Business and as requested by the Owner from time to time, in accordance with the instructions, written policies and procedures approved by the Owner from time to time;

       (b) provide such additional product development and operational support respecting the e-Property Technology as may be required, in addition to the product development and operational support provided in the Licence Agreement;

       (c)    provide office facilities, as required;

       (d) provide the use of its personnel, as required, and such personnel-related services as may be required to ensure the adequate supervision, training, certification, equipping, and insurance coverage of such personnel, understanding that the Manager shall and does hereby assume responsibility and holds the Owner harmless for the acts or omissions and safety of such persons and their workplace;

       (e) prepare and furnish to the Owner such reports, budgets and information relating to the operation of the Business as may be requested; keep at all times proper books, records and accounts of the operation of the Business; permit the Owner upon reasonable notice during normal business hours to inspect all such books, records and accounts of the operation of the Business held or retained by the Manager and take extracts or copies therefrom and thereof and audit the same solely at the expense of the Owner, as the case may be; and provide such particulars of accounting entries relating to the operation of the Business as may be reasonably requested by the Owner;

                                                                              7.

       (f) prepare and furnish, or cause to be prepared and furnished, to the Owner financial statements of the operation of the Business in accordance with
Section 4,3 and 4.4;

       (g) take such action as is necessary or advisable to ensure that the Business remains in compliance with the Applicable Law; and

       (h) generally do all such acts, matters and things which it is obliged to do pursuant to the provisions of this Agreement.

SECTION 3.2 - APPROVALS

              The Manager agrees that in connection with the performance of its duties under this Agreement, it shall not enter into any contract or incur or pay any expense not provided for in an Approved Budget or otherwise Approved by the Owner; notwithstanding the foregoing, the Manager may incur or pay in each Accounting Period, within such Approved Budget, increased expenditures in respect of any category of expenditures of up to twenty percent (20%) for such category, provided always that such increased expenditures shall not increase the total expenditures provided for in the Approved Budget or otherwise Approved by the Owner by a margin of more than 5% thereof. Any expenditures incurred or paid by the Manager purportedly on behalf of the Owner which have not been included in an Approved Budget or otherwise Approved by the Owner shall be reported to the Owner and shall be for the account of the Manager unless and until otherwise Approved by the Owner.

SECTION 3.3 - EMPLOYEES AND CONSULTANTS

              The Manager will perform, or cause to be performed, for the Owner all things necessary in connection with the operation of the Business so that it is not necessary for the Owner to have any employees or any other consultants or advisory or management services. The Owner will reimburse the Manager for reasonable salaries and benefits paid to the Manager's personnel employed exclusively with respect to the Business and other reasonable expenses of personnel to the extent that such have been provided for in an Approved Budget or otherwise Approved by the Owner.

SECTION 3.4 - FAILURE TO COMPLY

              The Manager shall notify the Owner in writing promptly upon discovery of any failure to substantially comply with Sections 3.1, 3.3 and 3.7.

SECTION 3.5 - AUTHORITY

              Except as otherwise provided herein, the Manager shall have the authority, in its own name as the Owner's agent or in the name of the Owner, and at the Owner's expense or for the account of the Owner, to do or cause to be done all things necessary or convenient to fulfill its obligations under Sections 3.1, 3.3 and 3.7. The Owner shall provide to third parties any assurances or undertakings as any such third parties may require from time to time regarding the Manager's management of the Business. Except as expressly provided in this Agreement, no party shall act in any agency or representative capacity for the other party.

SECTION 3.6 - CO-OPERATION OF MANAGER BEING REPLACED

              Upon termination of this Agreement, the Manager shall fully co-operate with the Owner or the Owner's nominee who is assuming the rights, duties and status of the Manager. The Manager, at the Owner's expense, shall make all necessary information available to the incoming manager and shall,

                                                                              8.

upon request, give the incoming manager the originals or photocopies of any books, records, plans, documents or other information pertaining to the Business that have been reduced to writing and that are in the Manager's possession. The Manager shall assign all contracts and instruments necessary for the incoming manager to exercise the rights of the Manager under this Agreement against third parties.

SECTION 3.7 - GENERAL

             The Manager shall generally do and perform and contract for all things it considers, acting in good faith, necessary for the proper and efficient management, operation and maintenance of the Business.

                                    ARTICLE 4
                           RECORDS, BUDGETS, ACCOUNTS

SECTION 4.1 - RECORDS AND RIGHTS OF EXAMINATION

             The Manager shall maintain in the York Region records relevant to all aspects of the Business, and notify the Owner from time to time of the location of such records. The Manager, at any and all times during normal business hours and upon reasonable notice, upon a written request of the Owner, will permit the Owner or its agents and attorneys, to examine all books of account, records, reports and other papers of the Manager relating to the services performed by the Manager under this Agreement and to make copies thereof and to take extracts therefrom, solely at the expense of the Owner.

SECTION 4.2 - FURNISH INFORMATION TO ACCOUNTANTS

             The Manager covenants and agrees with the Owner to, at reasonable times and after reasonable notice from the Owner, make available to the auditors of the Owner and the Accountants such information and material as may be required by such auditors or Accountants for the purpose of their audits or review and otherwise give such co-operation as may be necessary for such auditors or Accountants to carry out their duties on behalf of the Owner, solely at the expense of the Owner.

SECTION 4.3 - BUDGETS AND REPORTS

      (a) The Manager covenants and agrees to prepare and submit to the General Partner on or before the commencement of each Accounting Period (save and except for the first Accounting Period, for which an Approved Budget is attached hereto as Schedule "A") a proposed operating budget setting forth anticipated maximum Operating Expenses for such Accounting Period.

      (b) Upon Approval of the Owner being communicated in writing to the Manager by the General Partner, any such budget shall be an Approved Budget.

      (c) If the General Partner board of directors fails to approve any budget, the Manager shall call a meeting with the General Partner board of directors to attempt to resolve the points of disagreement. So long as no approved budget is in effect, the Manager shall have the right and obligation, on behalf of the Owner, to implement, at the Manager's discretion, any actions to keep the Business in operation and in good standing. In all other cases involving the General Partner failure to approve any budget, the Manager shall take no steps to implement any activities without the General Partner's board of director's approval.

                                                                              9.

      (d) Any budget prepared by or for the Manager as the case may be, is intended to be a reasonable estimate that takes into account all of the various material factors known to the Manager, at the time of preparation. Although the Manager shall use its best efforts in preparing any budget, the Manager will not be understood to be making any warranty in connection with any budget.

      (e) The Manager shall keep the budget under constant review and shall use its best efforts to ensure that the work for which it is responsible is carried out within the time and in accordance with the approved budget, provided that if the Manager considers it necessary to materially revise any budget, the Manager shall notify the General Partner in writing indicating the reasons for such revisions and including in such notice the proposed revisions to the budget, for the approval of the General Partner's board of directors. Such approval shall be deemed to be given unless written objection is made by the General Partner's board of directors to the Manager within 60 days after such submission by the Manager to the General Partner. At any time, the Owner may request that a budget be revised and the Manager shall consider such request.

      (f) In circumstances where the amount of any item in a budget exceeds or is about to exceed $60,000, the Manager shall obtain the approval of the General Partner's board of directors for any proposed expenditures in excess of such amount.

      (g) In addition, the Manager shall provide such other reports, explanations and information as the Owner may reasonably request from time to time.

SECTION 4.4 - ACCOUNTING

             During the Term, the Manager shall provide to the Owner unaudited statements and reports within thirty (30) calendar days after the last date of each month, which shall include a statement of expense showing the actual expenses of the Manager which are or have been to the account of the Owner relating to the operations from the Business for such month and for the elapsed portion of the current Accounting Period; and annually, within one hundred and twenty (120) calendar days after the end of such Accounting Period, an unaudited statement of expenses and an unaudited statement of account with a narrative explanation of any variations from the Approved Budget relating to that Accounting Period which are material.

SECTION 4.5 - BILLINGS

             The Manager shall, in connection with the operation of the Business, establish and maintain suitable records and systems to handle, and shall handle, any billings to customers or clients of the Business as the Owner may direct.

SECTION 4.6 - BANKING

             If requested to do so by the Owner, the Manager shall establish for the benefit of the Owner a separate bank account in the name of the Manager in relation to the operation of the Business and make all deposits thereto and disbursements therefrom and shall handle all banking necessary for the due performance of the Manager's accounting and administrative functions under the provisions of this Agreement and for the receipt and disbursement of all moneys of the Owner pertaining to the operation of the Business required to be attended to by the Manager under the provisions of this Agreement.

SECTION 4.7 - REPORTING AND COMMUNICATION

                                                                             10.

              All budgets, financial statements and other documents to be provided by the Manager to the Owner shall be provided at the address for the Owner set out in Section 11.1. The communication of the Approval of the Owner to any matter shall be given by, and the Manager shall only be entitled to act on such Approval of the Owner if communicated in writing by, the general or managing partner of the Owner.

                                    ARTICLE 5
                  COLLECTION AND DISBURSEMENT OF GROSS REVENUE

SECTION 5.1 - GROSS REVENUE

              If requested to do so by the Owner, the Manager shall be responsible for the management of cash balances held by the Owner in connection with the operation of the Business from time to time during the course of each month, and shall deposit in the separate account or accounts, to be maintained by the Manager, in the name of the Manager for and on behalf of the Owner, pursuant to Section 4.6, all cash, cheques and other negotiable instruments which come into the Manager's hands pursuant to the provisions of this Agreement, and the Manager shall deal with such cash, cheques and other negotiable instruments in accordance with sound management practices so that the Owner is adequately protected, all such cash, cheques or other negotiable instruments being held in trust for the Owner. All revenues from the Business received and collected by the Manager on behalf of and in trust for the Owner until deposited as herein provided shall be held in the account referred to in
Section 4.6.

SECTION 5.2 - DISBURSEMENT OF GROSS REVENUE

              No funds shall be disbursed from the account referred to in
Section 4.6 except in accordance with the following provisions:

              (a) the Manager shall be entitled to reimbursement for all Operating Expenses to third parties properly chargeable to the Owner hereunder on behalf of the Owner, provided that such Operating Expenses are set forth in an Approved Budget or are otherwise Approved by the Owner or where there is no Approved Budget or other approval by the Owner, such Operating Expenses are not greater than those set forth in the then most recent Approved Budget. The payment of any Operating Expenses in excess thereof shall be subject to the Approval of the Owner; and

              (b) if an Event of Default has not occurred in respect of the Manager, or if an Event of Default shall have occurred in respect of the Manager which has been cured or, if an Event of Default in respect of the Manager has occurred but has not been cured and is immaterial and the Manager has commenced and is diligently and in good faith proceeding to cure such Event of Default, then the Manager shall be entitled on the last day of each month during the Accounting Period, to withdraw the Management Fee and any Operating Expenses and out-of-pocket expenses of the Manager for which the Owner is responsible for such month as herein mentioned; in the event that an Event of Default has occurred and the payment of the Management Fee has been suspended pursuant to this Subsection 5.2(b), the Management Fee shall accrue and be payable without interest (and may be withdrawn by the Manager) upon the curing of such Event of Default pursuant to the terms of this Agreement.

SECTION 5.3 - REPORT TO THE OWNER

              Monthly, on or before the fifteenth (15th) day of each month, the Manager shall provide to the General Partner a statement showing all banking transactions with respect to the bank account referred to in Section 4.6.

                                                                             11.

SECTION 5.4 - REVENUE DEFICIENCIES

              In the event that the Manager determines, at any time during the Term, that the direct expenses incurred or, within a reasonable time, to be incurred in the operation of the Business exceed or shall exceed, as the case may be, the aggregate of all revenues from all sources of the Business, no Management Fee shall be payable by the Owner to the Manager in respect of such time period that such deficiency occurred.

                                   ARTICLE 6
                               FEES AND EXPENSES

SECTION 6.1 - MANAGEMENT FEE

       (a)    Subject to Section 5.4, the Owner has agreed to pay to the
Manager:

              A. an annual administration fee of $60,000 per annum, payable on the first day of each month, in advance, in the amount of $5,000 per month, plus

              B. an annual fee equal to 20% of Net Revenue for the applicable fiscal year of the Partnership until the later of (i) the fiscal year 2004 and (ii) the date that all First Promissory Notes and Second Promissory Notes have been repaid in full, and thereafter, the annual fee payable by the Owner to the Manager will be 50% of Net Revenue for the applicable fiscal year of the Partnership. The fee payable to the Manager shall be calculated annually for each fiscal year of the Partnership, no later than 90 days after the end of each fiscal year of the Partnership, and such fee shall be payable within 90 days from the end of each fiscal year of the Partnership.

       (b) In addition to the fees payable pursuant to Section 6.1(a) above, the Owner shall be responsible for and shall reimburse the Manager in respect of all Taxes properly payable upon any of the fees payable to the Manager hereunder.

SECTION 6.2 - EXPENSES

              The Manager shall, on behalf of the Owner, from the account referred to in Section 4.6 hereof, be reimbursed for all direct, out-of-pocket, expenses properly and reasonably incurred by the Manager in the operation of the Business (including, without limiting the generality of the foregoing, reasonable travelling expenses of employees of the Manager for travelling beyond the City of Toronto on matters related to the Business, all legal fees, costs of brochures, market research, advertising and other promotion expenses, but excluding travel and entertainment expenses incurred by employees of the Manager not specifically allocated to the management of the Business, provided such out-of-pocket expenses are incurred in accordance with an Approved Budget or are otherwise Approved by the Owner. Notwithstanding the foregoing, the Manager shall in no event be required to pay any of its funds for the implementation of its duties and responsibilities under this Agreement nor shall the Manager be obligated to incur any liability in connection with such implementation unless the Owner furnishes the Manager with funds necessary for such implementation or such liability.

                                                                             12.


SECTION 6.3 - OVERHEAD

              No charge other than fees reserved herein shall be made by the Manager nor shall there be any reimbursement to the Manager for any administrative, overhead and indirect costs of the Manager pertaining to its own business and business operations not relating to the Business.

SECTION 6.4 - NO DUPLICATION

              Notwithstanding anything contained herein to the contrary, the Manager shall not be entitled to any fees, costs or expenses which are or have been paid or are payable to the Manager under any other agreement for the same services, costs or expenses set out herein.

                                    ARTICLE 7

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 7.1 - REPRESENTATIONS AND WARRANTIES OF OWNER AND GENERAL PARTNER

              (a)    The Owner represents and warrants to the Manager that:

                     (i) it is a subsisting limited partnership under the laws of Ontario; and

                     (ii) the General Partner has all the necessary authority and capacity to execute, deliver and perform this Agreement on behalf of the Owner.

              (b) The General Partner represents and warrants to the Manager that:

                     (i) it is a subsisting corporate under the laws of the Province of Ontario; and

                     (ii) the execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the General Partner on behalf of the Owner and will constitute a valid and binding obligation of the Owner enforceable in accordance with its terms.

All representations and warranties of each of the Owner and the General Partner made herein with respect to this Agreement shall survive the execution and delivery of this Agreement.

SECTION 7.2 - REPRESENTATIONS AND WARRANTIES OF THE MANAGER

              The Manager represents and warrants to each of the Owner and the General Partner that;

              (a) it is a subsisting corporation under the laws of the Province of Ontario;

              (b) it has all the necessary authority and capacity to execute, delivery and perform this Agreement; and

              (c) the execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Manager and will constitute a valid and binding obligation of the Manager enforceable in accordance with its terms

              All representations and warranties of the Manager made herein with respect to this Agreement shall survive the execution and delivery of this Agreement.

                                                                             13.


SECTION 7.3 - MANAGER AN INDEPENDENT CONTRACTOR

              Nothing in this Agreement should be construed so as to or shall constitute a partnership or joint venture between the Owner and the Manager in respect of the management of the Business as contemplated in this Agreement. The duties to be performed and the obligations assumed by the Manager, as manager of the Business, under this Agreement shall be performed and assumed by it as an independent contractor and not as agent or in any other way as representative of the Owner, except to the extent that the Manager is authorized by this Agreement to incur obligations on behalf of the Owner. However, the Manager may require that the terms and conditions of all contracts entered into by the Manager on behalf of the Owner, pursuant to its duties under this Agreement and pursuant to its authority hereunder, shall acknowledge that such contracts create a contractual relationship between the other party thereto and the Owner and that the Manager is in a representative capacity and, where any such contracts do not specifically provide, the Owner acknowledges, nevertheless, that the Manager, although it may be personally liable to a third party, is in a representative capacity acting on behalf of the Owner and shall be indemnified by it.

SECTION 7.4 - INDEMNITY BY THE OWNER

              Both during and after the termination of this Agreement, the Owner shall protect, indemnify and save the Manager harmless from any action, cause of action, suit, debt, cost, expense, claim or demand whatsoever, at law or in equity, in connection with the performance by the Manager of any and all of its obligations under and in accordance with this Agreement including, without limitation, any damage or injury whatsoever to any employee or other Person or property arising out of the use, administration, control or operation of the Business of the Property, but the indemnity provided under this Section 7.5 shall not extend to any wrongful act or neglect of the Manager or of its employees, servants, agents or Persons for whom it is responsible in law, and shall not extend to any action taken by the Manager outside the provisions of this Agreement.

SECTION 7.5 - INDEMNITY BY MANAGER

              Both during and after the termination of this Agreement, the Manager shall protect, indemnify and save the Owner harmless in respect of any action, cause of action, suit, debt, cost, expense, claim or demand whatsoever, at law or in equity, arising by way of any breach during the Term by the Manager, its employees, servants, agents or Persons for whom it is responsible, of any of the provisions of this Agreement or by reason or any negligence or wrongful act of the Manager, its employees, servants, agents or Persons for whom it is responsible, but the indemnity provided under this Section 7.6 shall not extend to any wrongful act or neglect of the Owner or any of them, or of their respective employees, servants, agents or Persons for whom they are responsible in law, and shall not extend to any action by the Owner outside the provisions of this Agreement.

SECTION 7.6 - STANDARD, UNAVOIDABLE DELAY

              The Manager hereby accepts its appointment in accordance with the terms hereof and covenants and agrees to perform the services and functions to be performed by it hereunder, as manager of the Business, in a competent and efficient manner, in keeping with the then current industry standards applicable to the Business. It is understood and agreed, however, that in carrying out its duties and obligations hereunder, the Manager will not be responsible for matters beyond its reasonable control or for matters involving the expenditure of funds which are not made available by the Owner (after due and proper notice from the Manager) and it is understood that the responsibility of the Manager in performing the services and functions mentioned shall be limited in each case to exercising in such performance the same degree of care and skill and supervision as would be exercised by any reasonable and prudent owner experienced in performing like services and functions and that, as manager, the Manager shall not be held responsible for the defaults of contractors or other parties so long as it has exercised due care in selecting respectable and competent contractors and third parties retained in connection with the operation of the Business and has taken reasonable measures within its power to avoid such defaults. In the event that the Manager is prevented from performance on a given date by an item of Unavoidable Delay, the date for performance shall be delayed by a period of time equal to the period of Unavoidable Delay. The Manager will notify the Owner as soon as practicable after becoming aware of an event of Unavoidable Delay and will, from time to time, notify the Owner of the expected duration of the period of Unavoidable Delay.

SECTION 7.7 - CONFIDENTIALITY

              All information received by the Manager pursuant to this Agreement shall be used only in the course of performing its duties hereunder and may not be disclosed by the Manager to any other Person except with the consent of the Owner or unless required to be disclosed in legal proceedings, including proceedings among the parties hereto. Data, trade secrets, drawings, records, reports and any other information (collectively referred to as the "Information"), whether patented or unpatentable, and existing or developed in the course of the Manager's duties hereunder, or obtained by the Manager while acting as Manager, shall be owned exclusively by the Owner. The Manager shall maintain as confidential and not disclose information to third parties without the Owner's written consent before five years after termination of this Agreement, subject to the following exceptions:

              (a) Information which is in or becomes part of the public domain;

              (b) Information which is required to be disclosed by law or regulation or by any court of competent jurisdiction;

              (c) Information lawfully received by the Manager in its capacity as the manager under this Agreement from any third parties;

              (d) Information which is required to be disclosed in connection with obtaining advice or opinions from consultants relating to the Project, provided such consultants agree to keep such Information confidential.

                                    ARTICLE 8
                                 OWNER'S CONTROL

SECTION 8.1 - GENERAL CONTROL OF THE OWNER

              The Owner may establish and provide to the Manager, from time to time, at the Manager's request or otherwise, written policies, limitations, instructions and procedures governing the management and operation of the Business and, in carrying out its obligations and duties under Article 3 of this Agreement, the Manager shall at all times act in accordance with them.

SECTION 8.2 - SPECIFIC APPROVALS

              The Manager covenants and agrees that in connection with the performance of its duties under this Agreement, the Manager shall submit to the Owner for the Approval of the Owner (and, subject as hereinafter provided in this Section 8.2, the Manager shall not proceed without the Approval of the Owner):

                                                                             15.


              (a) any matter or act which according to the specific provisions of this Agreement requires the Approval of the Owner or that it be Approved by the Owner; and

              (b) the acquisition or disposal of any property or the incurring of any non-capital obligation involving a sum in excess of $50,000.00 for any transaction or group of similar or related transactions except for expenditures made and obligations incurred pursuant to an Approved Budget or otherwise in accordance with Section 4.4.



                                    ARTICLE 9
                              TERM AND TERMINATION

SECTION 9.1 - INITIAL TERM

              This Agreement shall commence as of the date of this Agreement and, unless otherwise terminated in accordance with the provisions hereinafter contained, shall continue in full force and effect for an initial term (the "Initial Term") ending on the twentieth (20th) anniversary of the date hereof, unless sooner terminated in accordance with the provisions herein.

SECTION 9.2 - RENEWAL

              This Agreement may be renewed, at the option of the Owner, for no more than two (2) additional terms of five- (5) year periods, at no additional cost or expense to the Manager or on such other term as the parties hereto may otherwise agree.

SECTION 9.3 - TERMINATION BY THE OWNER

              If, in the case of the Manager, an Event of Default occurs, the Owner may provide a notice (herein referred to as a "Notice of Complaint") to the Manager specifying in reasonable detail the Event of Default. If within 30 days of receipt of any Notice of Complaint, the Manager fails to cure or remedy the Event of Default in a reasonable manner, or if more than 30 days are required to cure or remedy the Event of Default, the Manager fails to proceed and continue diligently to cure or remedy or give reasonable assurances to the Owner that such Event of Default will be cured or remedied within a reasonable period of time, the Owner may terminate this Agreement by written notice (herein referred to as a "Notice of Termination") to the Manager stating that this Agreement is terminated and the reason for termination. Such termination shall be effective as and from the last day of the month in which the Notice of Termination is received by the Manager.

              In the event an Event of Insolvency occurs, the Owner may terminate this Agreement by one (1) year's written notice (herein referred to as a "Notice of Termination") to the Manager stating that this Agreement is terminated and the reason for termination. Such termination shall be effective as and from the date set out in the Notice of Termination.

SECTION 9.4 - TERMINATION BY MANAGER FOR DEFAULT BY THE OWNER

              If, in the case of the Owner, an Event of Default occurs as a result of any acts or omissions of the Owner (other than those caused, directly or indirectly, by the Manager), the Manager may provide a notice (herein referred to as a "Notice of Complaint") to the Owner specifying in reasonable detail the Event of Default. If within 30 days of receipt of any Notice of Complaint, the Owner

                                                                        16.

fails to cure or remedy the Event of Default in a reasonable manner, or if more than 30 days are required to cure or remedy the Event of Default, the Owner fails to proceed and continue diligently to cure or remedy or give reasonable assurances to the Manager that such Event of Default will be cured or remedied within a reasonable period of time, the Manager may terminate this Agreement by notice (herein referred to as a "Notice of Termination") to the Owner stating that this Agreement is terminated and the reason for termination. Such termination shall be effective as and from the last day of the month in which the Notice of Termination is received by the Owner.

SECTION 9.5 - DELIVERY OF RECORDS

             If this Agreement is terminated, notwithstanding such termination, the Manager shall forthwith upon termination and from time to time thereafter deliver to the Owner all records and documents, including without limitation, all contracts and all other operating records, books of account and ancillary documents maintained with respect to the Business which are then in the possession or control of the Manager which the Owner reasonably requires and which relate directly or indirectly to the Business; provided however, that the Manager may elect to retain copies of such records, books of account and documents and, notwithstanding such termination, the Owner shall thereafter and from time to time for a reasonable period of time produce at its offices the originals of such records, books of account and documents whenever the Manager reasonably requires them for its purposes in connection with its prior management of the Business. The Manager shall keep all such information confidential.

SECTION 9.6 - EFFECT OF CONTINUED PERFORMANCE

             Subject to the provisions in Section 10.7, if this Agreement is terminated, the Owner shall be under no obligation to pay to the Manager any amount whatsoever for services performed by the Manager after the effective date of termination of this Agreement unless such performance has been expressly Approved by the Owner and in that event the Manager shall be entitled to be paid on a quantum meruit basis in accordance with the fees set out herein.

SECTION 9.7 - DUTIES FLOWING FROM TERMINATION

             Upon termination of this Agreement, the Owner shall:

             (a) assume the contracts entered into by the Manager on behalf of the Owner if such contracts have been entered into in accordance with the terms and provisions of this Agreement and indemnify the Manager against any liability by reason of anything done or required to be done under any such contracts and relating to the period after the effective date of termination of this Agreement; and

             (b) pay for and indemnify and save the Manager harmless against the cost of all services and supplies ordered by the Manager from third parties in accordance with the terms and provisions of this Agreement but which may not have been charged to and paid by the Owner at the time of termination.

SECTION 9.8 - RIGHTS ON TERMINATION

             Any termination of this Agreement shall terminate all rights and obligations under this Agreement except rights and obligations with respect to amounts owing or to remedies, if either the Manager or the Owner shall be entitled to an accounting as to the fees or other moneys payable to the Manager or by the Manager or the Owner. Notwithstanding the foregoing, the indemnification provisions

                                                                        17.


of Sections 7.3 and 7.4 and the provisions of Section 9.4, 9.5 and 9.6 shall survive any termination of this Agreement and shall remain in full force and effect thereafter.


                                   ARTICLE 10
                             RESOLUTION OF DISPUTES

SECTION 10.1 - ARBITRATION

             The parties agree that, should any dispute or question be raised by any party or parties hereto concerning the interpretation of any provision(s) of this Agreement which cannot be resolved by agreement amongst the parties, then such dispute or question shall be submitted to arbitration as herein provided by the party or parties who raised the dispute or question (the "Initiator(s)") to the other party or parties hereto (the "Respondent(s)"). The arbitration shall be heard by a single arbitrator who is mutually acceptable to each of the Initiator(s) and the Respondents or, failing which mutual agreement on the single arbitrator within thirty (30) days following the second fifteen
(15) day period referred to above, by a single arbitrator appointed, on application of any interested party to the dispute, to the courts of Ontario under the Arbitrations Act, 1991 (Ontario). The determination and award of the arbitrators, as applicable, shall be in writing and shall be final and binding upon the parties thereto and hereto and on their respective successors and assigns. The parties hereto shall co-operate in completing any arbitration as expeditiously as practicable. The cost of the arbitration shall be borne equally by the parties. Submission to arbitration pursuant to the provisions of this Subsection 10.1 shall be a condition precedent to the bringing of any action with respect to this Agreement.

SECTION 10.2 - SPECIFIC PERFORMANCE

             The parties agree that irreparable damage would result if this Agreement is not specifically enforced. Therefore, the parties agree that the rights and obligations hereunder shall be enforceable in any court of equity by a decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedy will, however, be cumulative and not exclusive and will be in addition to any other remedies which any party may have under this Agreement or at law.

                                   ARTICLE 11
                                    GENERAL

SECTION 11.1 - NOTICES

             Any notice, demand, request, consent, agreement or approval which may or is required to be given pursuant to this Agreement shall be in writing and shall be sufficiently given if given by personal delivery upon the party for whom it is intended, or (except in the case of an actual or impending disruption of postal service) mailed by registered mail or sent by facsimile transmission, and in the case of:

                                                                             18.

(a)           in the case of notice to the General Partners or to the Owner:

              c/o York Region e-Property Services Corporation
              Newmarket Corporate Centre
              Suite 302, 1091 Gorham Street
              Newmarket, Ontario
              L3Y 7V1

              Attn: the President

              Telecopier: (905) 853-7214

(b)           in the case of notice to the Manager:

              c/o Planet Today Inc.
              Newmarket Corporate Centre
              Suite 302, 1091 Gorham Street
              Newmarket, Ontario
              L3Y 7V1

              Attn: the President

              Telecopier: (905) 853-7214

Any such notice or other document shall be deemed to have been given or received, if delivered or sent by telecopier on the Business Day next following the day it was received, and if mailed, on the fifth Business Day following the day it was mailed. No party shall mail any notice or other documents hereunder during any period in which Canadian postal workers are on strike or if any such strike is imminent and may be anticipated to affect normal delivery thereof. A party may change its address for receipt of notices or other documents at any time by giving notice thereof as aforesaid to all other parties.

SECTION 11.2 - WAIVER

              No consent to or waiver of any breach or default by a party in the performance of its obligations hereunder shall be valid unless made in writing and no such consent to or waiver of any breach or default shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

SECTION 11.3 - AMENDMENTS

              This Agreement may not be modified or amended except with the written consent of the parties hereto.

                                                                             19.


SECTION 11.4 - FURTHER ASSURANCES

              The parties hereto agree that they will, from time to time, at the reasonable request of any of them, execute and deliver such assignments, instruments and conveyances and take such further action as may be required to accomplish the purposes of this Agreement.

SECTION 11.5 - ENTIRE AGREEMENT

              This Agreement constitutes the entire agreement between the parties, pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

SECTION 11.6 - NO ASSIGNMENTS

              Neither this Agreement nor any of the rights, entitlements, duties and obligations arising from it shall be assignable in whole or in part by the Manager, except with the prior written consent of the Owner (which consent may be unreasonably withheld) except where the Manager elects to assign this Agreement to an Affidavit of the Manager.

SECTION 11.7 - SUCCESSORS AND ASSIGNS

              This Agreement shall enure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

                                  Schedule "A"

                             Initial Approval Budget

                   YORK REGION e-PROPERTY LIMITED PARTNERSHIP*
                             FIRST ACCOUNTING PERIOD


January -- December, 1999

POPULATION:                         HOUSEHOLDS:
  169,800                             62,198

OPERATING EXPENSES:
Occupancy                                              $2,970
Tel/Fax                                                 2,160
Insurance                                                 108
General & office                                        2,268
Accounting                                              1,944
Professional & consulting                               1,080
Sub total                                             $10,530

SALES AND MARKETING:
Advertising/promotion                                 $17,753
Salaries                                               12,960
Sub total                                             $30,713

INTEREST ON FINANCING                                 $18,954
                                                      -------

Total operating expenses                              $60.197
                                                      -------



*The area comprising of the Town of Newmarket, The Town of East Gwillimbury, The Town of Georgina, The Town of Aurora and The Township of King

                                                                             20.


                                   ARTICLE 12
                                   EXECUTION

SECTION 12.1 - EXECUTION

               IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be affixed under the hands of their proper officers duly authorized in that behalf.



                                 PLANET TODAY INC.


                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: SECRETARY
                                       -----------------------------------------



                                 YORK REGION e-PROPERTY LIMITED
                                 PARTNERSHIP, BY ITS GENERAL PARTNER YORK REGION e-PROPERTY SERVICES CORPORATION


                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: PRESIDENT
                                       -----------------------------------------




                                 YORK REGION e-PROPERTY SERVICES CORPORATION


                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: PRESIDENT
                                       -----------------------------------------

                                                                             20.




                                   ARTICLE 12
                                   EXECUTION

SECTION 12.1 - EXECUTION

               IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be affixed under the hands of their proper officers duly authorized in that behalf.


                                 PLANET TODAY INC.


                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: SECRETARY
                                       -----------------------------------------



                                 YORK REGION e-PROPERTY LIMITED
                                 PARTNERSHIP, BY ITS GENERAL PARTNER YORK REGION e-PROPERTY SERVICES CORPORATION


                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: PRESIDENT
                                       -----------------------------------------



                                 YORK REGION e-PROPERTY SERVICES CORPORATION


                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: PRESIDENT
                                       -----------------------------------------

                                                                             20.




                                   ARTICLE 12
                                   EXECUTION

SECTION 12.1 - EXECUTION

               IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be affixed under the hands of their proper officers duly authorized in that behalf.



                                 PLANET TODAY INC.

                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: SECRETARY
                                       -----------------------------------------




                                 YORK REGION e-PROPERTY LIMITED
                                 PARTNERSHIP, BY ITS GENERAL PARTNER YORK REGION e-PROPERTY SERVICES CORPORATION

                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: PRESIDENT
                                       -----------------------------------------



                                 YORK REGION e-PROPERTY SERVICES CORPORATION



                                 By: /s/ NOREEN STEVENS
                                    --------------------------------------------
                                 Name: NOREEN STEVENS
                                      ------------------------------------------
                                 Title: PRESIDENT
                                       -----------------------------------------